FORM OF
                          REGISTRATION RIGHTS AGREEMENT

      THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of April __, 2007, among Baseline Oil & Gas Corp., a Nevada corporation (the "Company"), Drawbridge Special Opportunities Fund LP, a Delaware limited partnership, and D.B. Zwirn Special Opportunities Fund, L.P., a Delaware limited partnership (each a "Holder").

                                   WITNESSETH:

      WHEREAS, the Company has agreed to issue each Holder a Warrant ("Warrant") to acquire ONE MILLION SIX HUNDRED THOUSAND (1,600,000) shares (the "Shares") of the common stock, par value $0.001 per share, of the Company (the "Common Stock");

      WHEREAS, the Company has agreed to grant Holder certain registration rights in connection with the Shares (the "Registration Rights");

      WHEREAS, concurrent with the execution of this Agreement, Holder or its affiliate has entered into certain loan agreements with the Company;

      WHEREAS, Holder and/or its affiliate has required that Company enter into this Agreement to evidence the grant of Registration Rights and as a condition to Holder's entering into the loan agreements with the Company;

      WHEREAS, the Company believes its issuance of the Warrant and entering into the loan agreements will be beneficial to the Company; and

      WHEREAS, in consideration of Holder's and/or its affiliate's execution of the loan agreements, the Company is willing to grant Holder the Registration Rights provided for herein;

      NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, and for other good and valuable consideration, the parties hereby agree as follows:

                                   ARTICLE I.
                                REGISTRABLE STOCK

      Section 1.1 Registrable Securities. For purposes of this Agreement, "Registrable Securities" means the Shares and all shares of the Common Stock now or hereafter owned and held by Holder or a permitted transferee of a Holder (collectively, the "Holders"). Shares cease to be "Registrable Securities" when they may be sold pursuant to Rule 144(k) pursuant to the Securities Act of 1933, as amended (the "Securities Act").

                                  ARTICLE II.
                              DEMAND REGISTRATIONS

      Section 2.1 Requests for Registration.


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            (a)   At any time and from time to time after six months from the date hereof, the Holders of at least 20% of the Registrable Securities (the "Initiating Holders") may request registration under the Securities Act of all or any part of their Registrable Securities (each, a "Demand Registration") on any registration statement, subject to the terms and conditions of this Agreement. Any request (a "Registration Request") for a Demand Registration shall specify (a) the approximate number of shares of Registrable Securities requested to be registered (but not less than a 20% of the total number of shares of Registrable Securities then outstanding), and (b) the intended method of distribution of such shares. Within ten days after the date of sending of such request, the Company will give written notice of such requested registration to any other Holders of Registrable Securities and will include in such registration all shares of Registrable Securities which Holders of Registrable Securities request the Company to include in such registration by written notice given to the Company within 15 days after the date of sending of the Company's notice.

            (b) Subject to Article IV, the Holders of Registrable Securities will be entitled to request up to three Demand Registrations at any time and from time to time.

            (c) A registration will not count as one of the Demand Registrations paid for by the Company (as provided in Article V) unless the Holders of Registrable Securities are able to register and sell at least 75% of the Registrable Securities requested to be included in such registration.

            (d) The Company will not include in any Demand Registration any securities other than shares of Registrable Securities without the prior written consent of the Holders of at least 5% of the shares of Registrable Securities included in such registration, except that the Company may include in such registration any equity securities of the Company (the "Equity Securities") to be sold for the account of the Company if the managing underwriter(s) advise the Company that in their opinion the inclusion of such shares of Registrable Securities and other Equity Securities proposed to be included in such offering will not adversely affect the ability of the underwriter to sell the shares of Registrable Securities and such Equity Securities in an orderly manner in such offering within a price range acceptable to the Holders of a majority of the shares of Registrable Securities initially requesting registration. If the managing underwriter(s) advise the Company that in their opinion the number of shares of Registrable Securities and Equity Securities proposed to be included in such registration for sale by the Company exceeds the number of shares that can be sold in an orderly manner in such offering within a price range acceptable to a majority of the Initiating Holders, the Company will include in such registration, prior to the inclusion of any securities other than Registrable Securities, the number of shares of Registrable Securities requested to be included that in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the respective Holders of such Registrable Securities on the basis of the number of shares of Registrable Securities that each such Holder has requested the Company to include in such registration over the total number of shares of Registrable Securities requested to be included in such registration.


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            (e)   The Company shall not be obligated to effect, or to take any action to effect, any Demand Registration:

                  (1) Within 12 months after the effective date of the first Demand Registration;

                  (2) During the period starting with the date 60 days prior to the Company's good faith estimate of the date of filing of, and ending on a date nine months after the effective date of, a Company-initiated registration; provided that the Company is actively employing in good faith all commercially reasonable efforts to cause such registration statement to become effective; or

                  (3) If the Initiating Holders propose to dispose of shares of Registrable Securities which may be immediately registered on Form S-3 pursuant to a request made under Section 2.3 of this Agreement.

            (f) Notwithstanding the foregoing, if the Company shall furnish to the Initiating Holders a certificate signed by the president or chief executive officer of the Company stating that in the good faith judgment of the board of directors of the Company (the "Board") it would be seriously detrimental to the Company and its stockholders for such registration to be effected at such time, in which event the Company shall have the right to defer the filing of the registration statement no more than once during any 12-month period for a period of not more than 180 days after receipt of the Registration Request from the Initiating Holders, provided that all reasonable costs and expenses incurred by Holder in connection with such deferred filing shall be reimbursed to Holder and paid by the Company in accordance with Section 5.2 hereof.

      Section 2.2 Selection of Underwriter. The Holders of at least 50% of the outstanding shares of Registrable Securities to be included in such registration will have the right to select the managing underwriter(s) to manage the offering, subject to the Company's approval, which will not be unreasonably withheld or delayed; provided, that the managing underwriter or underwriters shall be the firm or firms that managed the Company's most recently completed underwritten public offering of Equity Securities unless the Holders of a majority of the shares of Registrable Securities to be included in such registration shall object to such firm or firms for reasons related to the ability of such firms to effectively manage the offering.

Section 2.3 Shelf Registration.

            (a) Registrations on Form S-3. At such time that the Company is qualified for the use of Form S-3 or any comparable or successor form or forms, in addition to the rights contained in Section 2.1 and Section 2.2, the holders of at least 25% of the shares of Registrable Securities shall have the right, once in each 12-month period thereafter, to request a registration or Form S-3. Such requests shall be in writing and shall state the number of shares of Registrable Securities proposed to be disposed of and the intended method of distribution of such shares by such holder or holders. The Company shall be obligated to effect such registration pursuant to this Section 2.3 unless:


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                  (i)   the Holders, together with the holders of any other
            securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $1,000,000; or

                  (ii) the Company shall furnish to the Holders a certificate signed by the president or CEO of the Company (or in the absence of such officer, any manager of the Company) stating that in the good faith judgment of the Board, it is likely to be seriously detrimental to the Company and its stockholders for such registration to be effected at such time, in which event the Company shall have the right to defer the filing of the registration no more than once during any 12-month period for a period of not more than 180 days after receipt of the request of the Holder or Holders under this Section 2.3, provided that all reasonable costs and expenses incurred by Holder in connection with such deferred filing shall be reimbursed to Holder and paid by the Company in accordance with
            Section 5.2 hereof.

                  (iii) Notwithstanding the foregoing, if the Company fails to qualify for registration on a registration statement on Form S-3 or any comparable or successor form or forms due to its failure to timely file all the material required to be filed with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended, then, during such period as the Company continues to be ineligible for the use of Form S-3, Holders shall have the right to require the Company to use a registration statement on Form S-1 in lieu of Form S-3 for any registration pursuant to this Agreement.

            (b) Delay Rights. Notwithstanding anything to the contrary contained herein, the Company may, upon written notice to any Holder whose Registrable Securities are included in the Shelf Registration Statement, suspend such Holder's use of any prospectus which is a part of the Shelf Registration Statement (in which event the Holder shall discontinue sales of the Registrable Securities pursuant to the Shelf Registration Statement) if (i) the Company is pursuing an acquisition, merger, reorganization, disposition or other similar transaction and the Company determines in good faith that the Company's ability to pursue or consummate such a transaction would be materially and adversely affected by any required disclosure of such transaction in the Shelf Registration Statement or (ii) the Company has experienced some other material non-public event the disclosure of which at such time, in the good faith judgment of the Company, would materially and adversely affect the Company; however, in no event shall any delay pursuant hereto exceed sixty (60) days in any one hundred-eighty (180) day period or ninety (90) days in any twelve-month period. Upon disclosure of such information or the termination of the condition described above, the Company shall provide prompt notice to the Holders whose Registrable Securities are included in the Shelf Registration Statement, and shall promptly terminate any suspension of sales it has put into effect and shall take such other actions to permit registered sales of Registrable Securities as contemplated in this Agreement.


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                                  ARTICLE III.
                             PIGGYBACK REGISTRATIONS

      Section 3.1 Right to Piggyback. If the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration or a registration solely in connection with an employee benefit or stock ownership plan or in a transaction described in Rule 145 under the Securities Act) and the registration form to be used may be used for the registration of the sale of Registrable Securities (a "Piggyback Registration"), the Company will give prompt written notice to all Holders of Registrable Securities of its intention to effect such a registration (each a "Piggyback Notice"). Subject to Sections 3.2 and 3.3, the Company will include in such registration all shares of Registrable Securities that Holders of Registrable Securities request the Company to include in such registration by written notice given to the Company within 15 days after the date of the Company's notice.

      Section 3.2 Priority on Primary Registrations. If a Piggyback Registration relates to an underwritten public offering of securities by the Company and the managing underwriter(s) advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company will include in such registration
(i) first, the securities proposed to be sold by the Company; (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the Holders based on the ratio of the number of shares of Registrable Securities that each such Holder has requested the Company include in such registration over the total number of shares of Registrable Securities requested to be included in such registration; and (iii) third, other securities requested to be included in such registration, pro rata among the holders of such other securities based on the ratio of the number of such other securities that each such holder has requested the Company include in such registration over the total number of other securities requested to be included in such registration.

      Section 3.3 Priority on Secondary Registrations. If a Piggyback Registration relates to an underwritten public offering of securities by holders of the Company's securities and the managing underwriter(s) advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration; (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the Holders based on the ratio of the number of shares of Registrable Securities that each such Holder has requested the Company include in such resignation over the total number of shares of Registrable Securities requested to be included in such registration; and (iii) third, other securities requested to be included in such registration, pro rata among the holders of such securities based on the ratio of the number of such other securities that each such Holder has requested the Company include in such registration over the total number of other securities requested to be included in such registration.


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      Section 3.4 Limitation on Subsequent Registration Rights. The Company
represents, warrants and covenants to Holder that, except as set forth on
Schedule 3.4, (i) no individual, corporation, limited liability company, partnership, trust or any other organization or entity (collectively, "Person") has registration rights with respect to any securities of the Company held by such Person nor is the Company party to any agreement or understanding to grant or allow any other Persons any registration rights with respect to any securities of the Company held by such Persons whether outstanding on the date hereof or issued hereafter, which are senior to or pari passu with the rights granted to Holder hereunder, and (ii) the Company will not enter into any agreement or understanding to grant or allow any other Persons any registration rights with respect to any securities of the Company, which are senior to or pari passu with the rights granted to Holder hereunder.

                                  ARTICLE IV.
                             REGISTRATION PROCEDURES

      Section 4.1 Registration Procedures. Whenever the Holders of Registrable Securities have requested that the sale of any Registrable Securities be registered pursuant to this Agreement, the Company will use its commercially reasonable efforts consistent with this Agreement, legal requirements and, in the case of an offering by the Company, prevailing market conditions, to effect the registration and the sale of such Registrable Securities in accordance with the intended method of distribution thereof and will as expeditiously as possible:

                  (a) prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective, provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the selling stockholders' counsel selected by the Holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the earlier of: (i) such time as all such Registrable Securities covered by the registration statement have been sold or (ii) a period of six months after the effective date of the registration statement covering such Registrable Securities, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of distribution by the Holders thereof set forth in such registration statement;

                  (c) furnish to each Holder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder;


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                  (d)   use its commercially reasonable efforts to register or
            qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any Holder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder, provided that the Company will not be required (i) to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph, (ii) to subject itself to taxation in any such jurisdiction or (iii) to consent to general service of process in any such jurisdiction;

                  (e) notify each Holder of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such Holder, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                  (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and to be qualified for trading on each system on which similar securities issued by the Company are from time to time qualified;

                  (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement and thereafter maintain such a transfer agent and registrar;

                  (h) enter into such customary agreements not inconsistent with this Agreement (including underwriting agreements in customary form) and take all such other actions as the Holders of a majority of the shares of Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

                  (i) make available for inspection by any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such underwriter, attorney, accountant or agent in connection with such registration statement;

                  (j) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
            Section 11(a) of the Securities Act and Rule 158 thereunder;


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                  (k)   permit any Holder that might be deemed, in the
            reasonable judgment of such Holder, to be an underwriter or a controlling Person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such Holder and its counsel should be included; and

                  (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, the Company will use its commercially reasonable efforts promptly to obtain the withdrawal of such order.

If any such registration or comparable statement refers to any Holder by name or otherwise as the holder of any securities of the Company and if, in its reasonable judgment, such Holder is or might be deemed to be a controlling person of the Company, such Holder shall have the right to require (a) the inclusion in such registration statement of language, in form and substance reasonably satisfactory to such Holder, to the effect that the holding of such securities by such Holder is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (b) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such Holder; provided, that with respect to this clause (b) such Holder shall furnish to the Company an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Company.

                                   ARTICLE V.
                              REGISTRATION EXPENSES

      Section 5.1 Definition. The term "Registration Expenses" means all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and expenses of attorneys, accountants and other experts, and fees and expenses of underwriters and their attorneys and experts, other than underwriters' discounts and commissions which shall be deducted from the proceeds of the offering payable by the Holders of Registrable Securities.

      Section 5.2 Payment. The Company shall pay the Registration Expenses in connection with (i) three Demand Registrations, (ii) any and all Piggyback Registrations and (iii) all registrations pursuant to Section 2.3. In connection with each Demand Registration, each registration pursuant to Section 2.3 and each Piggyback Registration, the Company will reimburse the Holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one nationally recognized counsel chosen by the Holders of at least 50% of such Registrable Securities.


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                                  ARTICLE VI.
                                 INDEMNIFICATION

      Section 6.1 Indemnification by the Company. The Company agrees to indemnify, to the extent permitted by law, each Holder, the officers, directors, partners, members, managers, stockholders, accountants, attorneys, agents and employees of each of them, and each Person who controls such Holder (within the meaning of the Securities Act) and the officers, directors, partners, members, managers, stockholders, accountants, attorneys, agents and employees of each such controlling Person, against all losses, claims, damages, liabilities and expenses, costs (including, without limitation, costs of preparation and reasonable attorneys' fees and any legal or other fees or expenses incurred by such party in connection with any investigation or proceeding), judgments, fines, penalties, charges and amounts paid in settlement (collectively, "Losses"), as incurred, caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Holder, each of its officers, directors, partners, members, managers, stockholders, accountants, attorneys, agents and employees and each Person controlling such Holder, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein; provided, however, that the Company shall not be required to indemnify any Person for any Losses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in such registration statement, such prospectus or such form of prospectus or in any amendment or supplement thereto or (ii) such Person uses an outdated or defective prospectus after the Company has notified such Person in writing that the prospectus is outdated or defective. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.


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      Section 6.2 Indemnification by Holders. In connection with any registration statement in which a Holder is participating, each such Holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement and related prospectus and, to the extent permitted by law, will indemnify, severally and not jointly, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any Losses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading and will reimburse the Company and such directors, officers, partners, members, managers, stockholders, accountants, attorneys, employees, agents, Persons, or control Persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement or omission is contained or should have been contained in any information or affidavit so furnished in writing by such Holder expressly for use in such registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto; provided, that the obligation to indemnify will be individual to each Holder and will be limited to the amount of net proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement..

      Section 6.3 Notice; Defense of Claims. Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

      Section 6.4 Survival; Contribution. The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. Subject to the limitations and conditions of this
Article VI, the Company also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company's indemnification provided herein is unavailable for any reason.

      Section 6.5 Underwriting Agreement. To the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the provisions of this Article 6, the provisions contained in the underwriting agreement shall control.


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                                  ARTICLE VII.
                   PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

      Section 7.1 Acceptance of Underwriting. No Person may participate in any registration hereunder that is underwritten unless such Holder (i) agrees to sell such Holder's securities on the basis provided in any underwriting arrangements approved by the Holders entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided, that no Holder included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such Holder as are reasonably required by the underwriters.

                                 ARTICLE VIII.
                    REPORTING REQUIREMENTS UNDER EXCHANGE ACT

      Section 8.1 Reporting. When it is first legally required to do so, the Company shall register its Common Stock under section 12 of the Exchange Act and shall keep effective such registration and shall timely file such information, documents and reports for so long as the Commission may require or prescribe under Section 13 of the Exchange Act. From and after the effective date of the first registration statement filed by the Company under the Securities Act, the Company shall (whether or not it shall then be required to do so) timely file such information, documents and reports which a corporation, partnership or other entity (whichever is applicable) subject to Section 13 or 15(d) of the Exchange Act is required to file. Immediately upon becoming subject to the reporting requirements of either Section 13 or 15(d) of the Exchange Act, the Company shall forthwith upon request furnish any Holder (i) a written statement by the Company that it has complied with such reporting requirements, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents filed by the Company with the Commission as such Holder may reasonably request in availing itself of an exemption for the sale of Registrable Securities without registration under the Securities Act. The Company acknowledges and agrees that the purposes of the requirements contained in this Article VIII are (a) to enable any such Holder to comply with the current public information requirement contained in paragraph (c) of Rule 144 under the Securities Act should such Holder ever wish to dispose of any of the securities of the Company acquired by it without registration in reliance upon Rule 144 under the Securities Act (or any other similar exemptive provision) and (b) to qualify the Company for the use of registration statements on Form S-3. In addition, so long as the Company is subject to Section 13 or 15(d) of the Exchange Act, the Company shall take such other measures and file such other information, documents and reports, as shall hereafter be required by the Commission as a condition to the availability of Rule 144 under the Securities Act (or any similar exemptive provision hereafter in effect) and the use of Form S-3. The Company also covenants to use its commercially reasonable efforts, to the extent that it is reasonably within its power to do so, to qualify for the use of Form S-3.

                                   ARTICLE IX.
                                  MISCELLANEOUS

      Section 9.1 No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities that is inconsistent with or violates the rights granted to the Holders in this Agreement.

      Section 9.2 Adjustments Affecting Units. The Company will not take any action, or permit any change to occur, with respect to its securities for the purpose of (i) materially and adversely affecting the ability of the Holders to include Registrable Securities in a registration undertaken pursuant to this Agreement or (ii) materially and adversely affecting the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of stock); provided that this Section
9.2 shall not apply to actions or changes with respect to the Company's business, earnings or revenues in which the effect of such actions or changes on the Registrable Securities is merely incidental.

      Section 9.3 Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally or by overnight delivery service with signature proof of delivery, or 72 hours after having been mailed by certified or registered mail, return receipt requested and postage prepaid, to the recipient. Such notices, demands and other communications shall be sent to the Company, to the address of the Company's principal office, Attn.: Thomas Kaetzer, or to the Holders, to their most recent addresses as set forth in the books and records of the Company, with a copy to [__________], or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. Delivery by facsimile or electronic mail shall not be deemed to be adequate notice hereunder.

      Section 9.4 Remedies. Any person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

      Section 9.5 Amendments and Waivers. Except as otherwise provided herein, no amendment, modification, termination or cancellation of this Agreement shall be effective unless made in writing signed by the Company and the Holders of at least 66?% of the then outstanding shares of Registrable Securities.

      Section 9.6 Successors and Assigns. The Holder may assign all or any portion of its rights under this Agreement to any affiliate, partner, member or stockholder of such Holder or to any Person to whom such Holder transfers at least 5% of the Registrable Securities then held by such Holder. Subject to the foregoing, the rights of the parties under this Agreement shall inure to the benefit of, and this Agreement shall be binding upon, the successors and assigns of the parties hereto.

      Section 9.7 Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable under any applicable law, then such contravention or invalidity shall not invalidate the entire Agreement. Such provision shall be deemed to be modified to the extent necessary to render it legal, valid and enforceable, and if no such modification shall render it legal, valid and enforceable, then this Agreement shall be construed as if not containing the provision held to be invalid, and the rights and obligations of the parties shall be construed and enforced accordingly.

      Section 9.8 Entire Agreement. This Agreement, those documents expressly referred to herein, and the other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

      Section 9.9 Headings. The headings of this Agreement are for convenience only and do not constitute a part of this Agreement.

      Section 9.10 Governing Law. The construction, validity and interpretation of this Agreement will be governed by and construed in accordance with the domestic laws of the State of Texas, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas.

      Section 9.11 Further Assurances. Each party to this Agreement hereby covenants and agrees, without the necessity of any further consideration, to execute and deliver any and all such further documents and take any and all such other actions as may be necessary or appropriate to carry out the intent and purposes of this Agreement and to consummate the transactions contemplated hereby.

      Section 9.12 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

      Section 9.13 Termination. This Agreement shall terminate as to any Holder, when all Registrable Interests held by such Holder are eligible for sale under
(a) Rule 144 under the Securities Act during any ninety day period or (b) Rule 144(k).

                  [Remainder of page intentionally left blank]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

                                     COMPANY:

                                     BASELINE OIL & GAS CORP.


                                     By:_____________________________________
                                        Thomas R. Kaetzer
                                        Chairman and Chief Executive Officer

                                     HOLDER:

                                     DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LP

                                     By: Drawbridge Special Opportunities GP
                                         LLC, its general partner


                                         By:    ________________________________
                                         Name:  ________________________________
                                         Title: ________________________________

                                     HOLDER:

                                     D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.

                                     By: D.B. Zwirn Partners, LLC,
                                         its general partner


                                         By:    ________________________________
                                         Name:  ________________________________
                                         Title: ________________________________

                  Schedule 3.4 to Registration Rights Agreement

All holders of options and warrant to purchase shares of common stock of the Company, and all holders of the Company's Convertible Notes, have piggy-back registration rights. The Company has satisfied its registration rights obligation to those investors in its February 2006 offering, to the holders of the Company's Convertible Notes and certain option holders and warrant holders by filing its Registration Statement which was deemed effective as of October 20, 2006 and continues to be effective as of the date hereof.